Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS'


                                October 26, 2004


The  Board  of  Directors
Invicta  Group  Inc.

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission of our report dated April 14, 2004, with respect to the financial statements of Invicta Group, Inc. for the year ended December 31, 2003.


Wolfe  &  Wolfe,  CPA



/s/  Larry  Wolfe
-----------------
Larry  Wolfe,  C.P.A
Miami,  Florida